October 26, 2026                                        Exhibit 99.1

Park National Corporation reports financial results
for third quarter and first nine months of 2026

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the third quarter and the first nine months of 2026. Park's board of directors declared a quarterly cash dividend of $1.10 per common share and a special cash dividend of $1.30 per common share, payable on December 10, 2026, to common shareholders of record as of November 20, 2026.

Park’s net income for the third quarter of 2026 was $56.9 million, a 20.7 percent increase from $47.2 million for the third quarter of 2025. The third quarter of 2026 included $7.0 million ($5.5 million after tax) in expenses related to the merger with First Citizens Bancshares, Inc. Third quarter 2026 net income per diluted common share was $3.13, compared to $2.92 for the third quarter of 2025. Park's net income for the first nine months of 2026 was $157.4 million, a 14.5 percent increase from $137.4 million for the first nine months of 2025. The first nine months of 2026 included $26.5 million ($21.0 million after tax) in merger-related expenses and other income reducing charges. Net income per diluted common share for the first nine months of 2026 was $8.77, compared to $8.48 for the first nine months of 2025.

“Our continued solid financial performance reflects the strength of our relationship-based approach to banking and the dedication of our colleagues who work every day to help things go right for our stakeholders,” said Park CEO and president Matthew R. Miller. “We are grateful for the trust our customers and communities place in us, including the communities we have recently welcomed in Tennessee.

“We are once again pleased to recognize the commitment of our shareholders with a special dividend payable in December. Their continued support enables us to advance our mission of helping those we serve achieve financial success and prosperity.”

Park’s total loans increased $1.72 billion, or 21.4 percent, during 2026. The increase to total loans included $1.58 billion in loans acquired through the First Citizens transaction. Park's total deposits increased $2.38 billion, or 28.9 percent, during 2026, with an increase of 27.3 percent including off balance sheet deposits. The increase in total deposits included $2.22 billion in deposits acquired through the First Citizens transaction. The combination of solid loan growth and steady deposits contributed to Park's success in 2026.

“Our results represent the compounded effect of our colleagues' best efforts every day,” said Park Chairman David L. Trautman. “From our newest team members to those who have dedicated more than 45 years to Park, our people pour themselves into serving others, trusting that if we do the right things consistently, the results will follow. So far this year, the scoreboard looks favorable.”

Headquartered in Newark, Ohio, Park National Corporation has $12.6 billion in total assets (as of September 30, 2026). Park's banking operations are conducted through its subsidiary, The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Park Investments, Inc., Park National Holdings, Inc., First Citizens Properties, Inc., First Citizens Risk Management, Inc., and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; (32) risks related to the completed acquisition of First Citizens, including the possibility that anticipated benefits are not realized as expected, including the realization of anticipated cost savings and revenue generation, difficulties integrating the two companies, and potential adverse reactions to customer, business, or employee relationships; and (33) other risk factors related to the banking industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended September 30, 2026, June 30, 2026 and September 30, 2025

	2026	2026	2025	Percent change 3Q '26 vs.
(in thousands, except common share and per common share data and ratios)	3rd QTR	2nd QTR	3rd QTR	2Q '26	3Q '25
INCOME STATEMENT:
Net interest income	$140,743	$138,857	$111,017	1.4%	26.8%
(Recovery of) provision for credit losses	(964)	4,575	4,030	(121.1)%	(123.9)%
Other income	36,638	39,540	30,574	(7.3)%	19.8%
Other expense	107,544	100,960	79,463	6.5%	35.3%
Income before income taxes	$70,801	$72,862	$58,098	(2.8)%	21.9%
Income taxes	13,869	14,110	10,940	(1.7)%	26.8%
Net income	$56,932	$58,752	$47,158	(3.1)%	20.7%

MARKET DATA:
Earnings per common share - basic (a)	$3.15	$3.25	$2.93	(3.1)%	7.5%
Earnings per common share - diluted (a)	3.13	3.23	2.92	(3.1)%	7.2%
Quarterly cash dividend declared per common share	1.10	1.10	1.07	—%	2.8%
Book value per common share at period end	94.83	95.58	82.87	(0.8)%	14.4%
Market price per common share at period end	178.66	182.99	162.53	(2.4)%	9.9%
Market capitalization at period end	3,227,343	3,305,561	2,612,076	(2.4)%	23.6%

Weighted average common shares - basic (b)	18,064,161	18,085,919	16,071,347	(0.1)%	12.4%
Weighted average common shares - diluted (b)	18,182,939	18,181,868	16,173,271	—%	12.4%
Common shares outstanding at period end	18,064,161	18,064,161	16,071,347	—%	12.4%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.77%	1.84%	1.83%	(3.8)%	(3.3)%
Return on average shareholders' equity (a)(b)	12.92%	13.69%	14.19%	(5.6)%	(8.9)%
Yield on loans	6.42%	6.42%	6.34%	—%	1.3%
Yield on investment securities	3.61%	3.53%	3.04%	2.3%	18.8%
Yield on money market instruments	3.81%	4.09%	4.44%	(6.8)%	(14.2)%
Yield on interest earning assets	5.97%	5.96%	5.90%	0.2%	1.2%
Cost of interest bearing deposits	1.68%	1.70%	1.74%	(1.2)%	(3.4)%
Cost of borrowings	2.31%	2.45%	3.55%	(5.7)%	(34.9)%
Cost of paying interest bearing liabilities	1.69%	1.71%	1.80%	(1.2)%	(6.1)%
Net interest margin (g)	4.84%	4.81%	4.72%	0.6%	2.5%
Efficiency ratio (g)	60.25%	56.30%	55.85%	7.0%	7.9%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$78.03	$78.92	$72.77	(1.1)%	7.2%
Average interest earning assets	11,620,536	11,664,671	9,388,308	(0.4)%	23.8%
Pre-tax, pre-provision net income (j)	69,837	77,437	62,128	(9.8)%	12.4%
Total assets under management/assets under administration - market value at period end	9,926,379	10,056,739	9,448,121	(1.3)%	5.1%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended September 30, 2026, June 30, 2026 and September 30, 2025

				Percent change 3Q '26 vs.
(in thousands, except ratios)	September 30, 2026	June 30, 2026	September 30, 2025	2Q '26	3Q '25
BALANCE SHEET:
Investment securities	$1,334,410	$1,389,379	$926,934	(4.0)%	44.0%
Loans	9,772,923	9,731,356	7,992,753	0.4%	22.3%
Allowance for credit losses	109,869	110,686	91,758	(0.7)%	19.7%
Goodwill and other intangible assets	303,382	300,986	162,237	0.8%	87.0%
Other real estate owned (OREO)	18,623	19,836	638	(6.1)%	N.M.
Total assets	12,646,245	12,677,010	9,862,068	(0.2)%	28.2%
Total deposits	10,624,491	10,670,284	8,329,924	(0.4)%	27.5%
Borrowings	150,804	137,422	78,126	9.7%	93.0%
Total shareholders' equity	1,712,960	1,726,576	1,331,821	(0.8)%	28.6%
Total equity	1,715,015	1,728,631	1,331,821	(0.8)%	28.8%
Tangible equity (d)	1,409,578	1,425,590	1,169,584	(1.1)%	20.5%
Total nonperforming loans	90,398	83,763	90,571	7.9%	(0.2)%
Total nonperforming assets	109,021	103,599	91,209	5.2%	19.5%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	77.28%	76.76%	81.05%	0.7%	(4.7)%
Total nonperforming loans as a % of period end loans	0.92%	0.86%	1.13%	7.0%	(18.6)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.11%	1.06%	1.14%	4.7%	(2.6)%
Allowance for credit losses as a % of period end loans	1.12%	1.14%	1.15%	(1.8)%	(2.6)%
Net loan charge-offs	$2,788	$2,479	$2,057	12.5%	35.5%
Annualized net loan charge-offs as a % of average loans (b)	0.11%	0.10%	0.10%	10.0%	10.0%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	13.55%	13.62%	13.50%	(0.5)%	0.4%
Tangible equity (d) / Tangible assets (f)	11.42%	11.52%	12.06%	(0.9)%	(5.3)%
Average shareholders' equity / Average assets (b)	13.71%	13.46%	12.88%	1.9%	6.4%
Average shareholders' equity / Average loans (b)	17.97%	17.76%	16.60%	1.2%	8.3%
Average loans / Average deposits (b)	90.92%	89.75%	92.68%	1.3%	(1.9)%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2026 and September 30, 2025

	2026	2025
(in thousands, except common share and per common share data and ratios)	Nine months ended September 30	Nine months ended September 30	Percent change '26 vs '25
INCOME STATEMENT:
Net interest income	$405,380	$324,385	25.0%
Provision for credit losses	6,283	7,639	(17.8)%
Other income	109,906	88,506	24.2%
Other expense	313,663	236,604	32.6%
Income before income taxes	$195,340	$168,648	15.8%
Income taxes	37,969	31,214	21.6%
Net income	$157,371	$137,434	14.5%

MARKET DATA:
Earnings per common share - basic (a)	$8.82	$8.53	3.4%
Earnings per common share - diluted (a)	8.77	8.48	3.4%
Quarterly cash dividend declared per common share	3.30	3.21	2.8%

Weighted average common shares - basic (b)	17,844,001	16,120,213	10.7%
Weighted average common shares - diluted (b)	17,940,951	16,209,261	10.7%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.69%	1.82%	(7.1)%
Return on average shareholders' equity (a)(b)	12.48%	14.21%	(12.2)%
Yield on loans	6.40%	6.32%	1.3%
Yield on investment securities	3.43%	3.17%	8.2%
Yield on money market instruments	3.96%	4.42%	(10.4)%
Yield on interest earning assets	5.94%	5.90%	0.7%
Cost of interest bearing deposits	1.67%	1.74%	(4.0)%
Cost of borrowings	2.29%	3.82%	(40.1)%
Cost of paying interest bearing liabilities	1.68%	1.83%	(8.2)%
Net interest margin (g)	4.82%	4.70%	2.6%
Efficiency ratio (g)	60.51%	57.03%	6.1%

ASSET QUALITY RATIOS:
Net loan charge-offs	$7,895	$3,847	105.2%
Net loan charge-offs as a % of average loans (b)	0.11%	0.07%	57.1%

CAPITAL & LIQUIDITY
Average shareholders' equity / Average Assets (b)	13.52%	12.78%	5.8%
Average shareholders' equity / Average loans (b)	17.73%	16.37%	8.3%
Average loans / Average deposits (b)	90.52%	93.53%	(3.2)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Average interest earning assets	11,334,593	9,284,221	22.1%
Pre-tax, pre-provision net income (j)	201,623	176,287	14.4%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in thousands, except share and per share data)	2026	2025	2026	2025

Interest income:
Interest and fees on loans	$157,067	$126,648	$453,801	$372,839
Interest on debt securities:
Taxable	9,394	5,644	24,558	19,467
Tax-exempt	2,508	1,520	6,857	4,292
Other interest income	4,885	5,140	15,742	11,050
Total interest income	173,854	138,952	500,958	407,648

Interest expense:
Interest on deposits:
Demand and savings deposits	23,627	20,499	67,993	57,990
Time deposits	8,586	5,501	25,240	18,092
Interest on borrowings	898	1,935	2,345	7,181
Total interest expense	33,111	27,935	95,578	83,263

Net interest income	140,743	111,017	405,380	324,385

(Recovery of) provision for credit losses	(964)	4,030	6,283	7,639

Net interest income after (recovery of) provision for credit losses	141,707	106,987	399,097	316,746

Other income	36,638	30,574	109,906	88,506

Other expense	107,544	79,463	313,663	236,604

Income before income taxes	70,801	58,098	195,340	168,648

Income taxes	13,869	10,940	37,969	31,214

Net income	$56,932	$47,158	$157,371	$137,434

Per common share:
Net income - basic	$3.15	$2.93	$8.82	$8.53
Net income - diluted	$3.13	$2.92	$8.77	$8.48

Weighted average common shares - basic	18,064,161	16,071,347	17,844,001	16,120,213
Weighted average common shares - diluted	18,182,939	16,173,271	17,940,951	16,209,261

Cash dividends declared:
Quarterly dividend	$1.10	$1.07	$3.30	$3.21

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2026	December 31, 2025

Assets

Cash and due from banks	$151,081	$137,239
Money market instruments	388,390	96,274
Investment securities	1,334,410	802,142
Loans	9,772,923	8,051,242
Allowance for credit losses	(109,869)	(92,973)
Loans, net	9,663,054	7,958,269
Bank premises and equipment, net	100,358	61,627
Goodwill and other intangible assets	303,382	161,990
Other real estate owned	18,623	729
Other assets	686,947	586,743
Total assets	$12,646,245	$9,805,013

Liabilities and Equity

Deposits:
Noninterest bearing	$3,054,899	$2,656,093
Interest bearing	7,569,592	5,587,620
Total deposits	10,624,491	8,243,713
Borrowings	150,804	81,711
Other liabilities	155,935	126,796
Total liabilities	$10,931,230	$8,452,220

Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at September 30, 2026 or December 31, 2025)	$—	$—
Common shares (No par value; 40,000,000 shares authorized at September 30, 2026 and December 31, 2025; 19,611,235 shares issued at September 30, 2026 and 17,623,104 at December 31, 2025)	786,942	465,032
Accumulated other comprehensive loss, net of taxes	(69,705)	(12,739)
Retained earnings	1,165,308	1,067,823
Treasury shares (1,547,074 shares at September 30, 2026 and 1,544,842 shares at December 31, 2025)	(169,585)	(167,323)
Total shareholders' equity	$1,712,960	$1,352,793
Non-controlling interest in consolidated subsidiary	2,055	—
Total equity	$1,715,015	$1,352,793
Total liabilities and equity	$12,646,245	$9,805,013

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2026	2025	2026	2025

Assets

Cash and due from banks	$149,028	$123,603	$176,496	$121,804
Money market instruments	509,358	458,912	531,874	334,171
Investment securities	1,376,119	979,815	1,302,710	1,036,714
Loans	9,730,264	7,941,709	9,506,237	7,899,466
Allowance for credit losses	(111,619)	(90,522)	(108,937)	(89,380)
Loans, net	9,618,645	7,851,187	9,397,300	7,810,086
Bank premises and equipment, net	99,802	63,863	92,140	66,200
Goodwill and other intangible assets	301,740	162,400	283,634	162,666
Other real estate owned	20,137	651	19,054	536
Other assets	676,265	595,634	659,957	588,565
Total assets	$12,751,094	$10,236,065	$12,463,165	$10,120,742

Liabilities and Equity

Deposits:
Noninterest bearing	$3,091,553	$2,636,936	$3,020,284	$2,614,215
Interest bearing	7,609,925	5,931,591	7,481,895	5,831,973
Total deposits	10,701,478	8,568,527	10,502,179	8,446,188
Borrowings	153,917	216,140	136,879	251,299
Other liabilities	144,997	133,121	136,750	130,220
Total liabilities	$11,000,392	$8,917,788	$10,775,808	$8,827,707

Equity:
Preferred shares	$—	$—	$—	$—
Common shares	785,499	461,869	748,871	462,043
Accumulated other comprehensive loss, net of taxes	(24,549)	(29,893)	(16,590)	(34,672)
Retained earnings	1,157,282	1,054,373	1,120,830	1,024,908
Treasury shares	(169,585)	(168,072)	(167,576)	(159,244)
Total shareholders' equity	$1,748,647	$1,318,277	$1,685,535	$1,293,035
Non-controlling interest in consolidated subsidiary	2,055	—	1,822	—
Total equity	$1,750,702	$1,318,277	$1,687,357	$1,293,035
Total liabilities and equity	$12,751,094	$10,236,065	$12,463,165	$10,120,742

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2026	2026	2026	2025	2025
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$157,067	$154,692	$142,042	$127,443	$126,648
Interest on debt securities:
Taxable	9,394	9,320	5,844	4,267	5,644
Tax-exempt	2,508	2,123	2,226	1,487	1,520
Other interest income	4,885	6,192	4,665	3,695	5,140
Total interest income	173,854	172,327	154,777	136,892	138,952

Interest expense:
Interest on deposits:
Demand and savings deposits	23,627	23,517	20,849	18,431	20,499
Time deposits	8,586	9,122	7,532	5,267	5,501
Interest on borrowings	898	831	616	268	1,935
Total interest expense	33,111	33,470	28,997	23,966	27,935

Net interest income	140,743	138,857	125,780	112,926	111,017

(Recovery of) provision for credit losses	(964)	4,575	2,672	3,849	4,030

Net interest income after (recovery of) provision for credit losses	141,707	134,282	123,108	109,077	106,987

Other income	36,638	39,540	33,728	31,375	30,574

Other expense	107,544	100,960	105,159	87,777	79,463

Income before income taxes	70,801	72,862	51,677	52,675	58,098

Income taxes	13,869	14,110	9,990	10,036	10,940

Net income	$56,932	$58,752	$41,687	$42,639	$47,158

Per common share:
Net income - basic	$3.15	$3.25	$2.40	$2.65	$2.93
Net income - diluted	$3.13	$3.23	$2.39	$2.63	$2.92

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2026	2026	2026	2025	2025
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$13,540	$13,434	$12,343	$11,839	$11,315
Service charges on deposit accounts	3,381	3,790	3,348	2,552	2,578
Other service income	4,318	4,124	3,686	4,099	3,716
Debit card fee income	8,257	8,107	6,973	6,493	6,604
Bank owned life insurance income	1,865	2,125	1,707	1,777	1,559
ATM fees	426	450	380	333	371
Gain (loss) on sale of debt securities, net	—	—	1,084	(2,250)	—
Gain (loss) on equity securities, net	964	4,555	799	3,595	(549)
Other components of net periodic benefit income	2,449	2,449	2,492	2,344	2,344
Miscellaneous	1,438	506	916	593	2,636
Total other income	$36,638	$39,540	$33,728	$31,375	$30,574

Other expense:
Salaries	$51,412	$46,023	$45,577	$39,315	$38,644
Employee benefits	12,614	11,918	11,692	10,846	9,892
Occupancy expense	4,338	4,027	4,572	3,349	3,242
Furniture and equipment expense	3,071	3,014	2,517	2,007	2,219
Data processing fees	14,406	15,113	13,141	12,188	11,531
Professional fees and services	9,171	8,731	16,828	9,275	7,475
Marketing	1,608	1,550	1,556	1,744	1,507
Insurance	2,007	1,986	2,074	1,534	1,468
Communication	1,663	1,400	1,425	1,137	1,239
State tax expense	1,504	1,529	1,367	1,181	1,182
Amortization of intangible assets	1,937	2,072	1,279	247	248
Foundation contributions	—	—	—	1,000	—
Miscellaneous	3,813	3,597	3,131	3,954	816
Total other expense	$107,544	$100,960	$105,159	$87,777	$79,463

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

				Year ended December 31,
(in thousands, except ratios)	September 30, 2026	June 30, 2026	March 31, 2026	2025	2024	2023	2022	2021

Allowance for credit losses:
Allowance for credit losses, beginning of period	$110,686	$108,590	$92,973	$87,966	$83,745	$85,379	$83,197	$85,675
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	—	—	—	—	—	383	—	6,090
First Citizens acquisition - Day 1 ACL	2,935	—	15,573	—	—	—	—	—
Charge-offs	4,675	4,470	4,440	16,624	18,334	10,863	9,133	5,093
Recoveries	1,887	1,991	1,812	10,143	8,012	5,942	6,758	8,441
Net charge-offs (recoveries)	2,788	2,479	2,628	6,481	10,322	4,921	2,375	(3,348)
(Recovery of) provision for credit losses	(964)	4,575	2,672	11,488	14,543	2,904	4,557	(11,916)
Allowance for credit losses, end of period	$109,869	$110,686	$108,590	$92,973	$87,966	$83,745	$85,379	$83,197

General reserve trends:
Allowance for credit losses, end of period	$109,869	$110,686	$108,590	$92,973	$87,966	$83,745	$85,379	$83,197
Specific reserves on individually evaluated loans - certain accruing purchased credit deteriorated ("PCD") loans	—	—	—	—	—	—	—	—
Specific reserves on individually evaluated loans - accrual	—	—	—	—	—	—	—	42
Specific reserves on individually evaluated loans - nonaccrual	5,119	4,424	3,041	739	1,299	4,983	3,566	1,574
General reserves on collectively evaluated loans	$104,750	$106,262	$105,549	$92,234	$86,667	$78,762	$81,813	$81,581

Total loans	$9,772,923	$9,731,356	$9,667,260	$8,051,242	$7,817,128	$7,476,221	$7,141,891	$6,871,122
Individually evaluated - certain accruing PCD loans (PCI loans for years 2020 and prior)	—	—	1,943	1,990	2,174	2,835	4,653	7,149
Individually evaluated loans - accrual (k)	8,800	11,535	14,792	18,365	15,290	—	11,477	17,517
Individually evaluated loans - nonaccrual	60,467	57,662	60,208	46,924	53,149	45,215	66,864	56,985
Collectively evaluated loans	$9,703,656	$9,662,159	$9,590,317	$7,983,963	$7,746,515	$7,428,171	$7,058,897	$6,789,471

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans (annualized)	0.11%	0.10%	0.12%	0.08%	0.14%	0.07%	0.03%	(0.05)%
Allowance for credit losses as a % of period end loans	1.12%	1.14%	1.12%	1.15%	1.13%	1.12%	1.20%	1.21%
General reserve as a % of collectively evaluated loans	1.08%	1.10%	1.10%	1.16%	1.12%	1.06%	1.16%	1.20%

Nonperforming assets:
Nonaccrual loans	$86,947	$81,249	$80,548	$66,515	$68,178	$60,259	$79,696	$72,722
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	20,134	28,323
Loans past due 90 days or more	3,451	2,514	2,599	2,738	1,754	859	1,281	1,607
Total nonperforming loans	$90,398	$83,763	$83,147	$69,253	$69,932	$61,118	$101,111	$102,652
Other real estate owned	18,623	19,836	24,458	729	938	983	1,354	775
Other nonperforming assets	—	—	—	—	—	—	—	2,750
Total nonperforming assets	$109,021	$103,599	$107,605	$69,982	$70,870	$62,101	$102,465	$106,177
Percentage of nonaccrual loans to period end loans	0.89%	0.83%	0.83%	0.83%	0.87%	0.81%	1.12%	1.06%
Percentage of nonperforming loans to period end loans	0.92%	0.86%	0.86%	0.86%	0.89%	0.82%	1.42%	1.49%
Percentage of nonperforming assets to period end loans	1.12%	1.06%	1.11%	0.87%	0.91%	0.83%	1.43%	1.55%
Percentage of nonperforming assets to period end total assets	0.86%	0.82%	0.83%	0.71%	0.72%	0.63%	1.04%	1.11%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2026	June 30, 2026	March 31, 2026	2025	2024	2023	2022	2021

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$81,249	$80,548	$66,515	$68,178	$60,259	$79,696	$72,722	$117,368
Acquired nonaccrual loans	—	—	4,506	—	—	—	—	—
New nonaccrual loans	25,218	21,099	23,215	87,482	65,535	48,280	64,918	38,478
Resolved nonaccrual loans	19,520	20,398	13,688	89,145	57,616	67,717	57,944	83,124
Nonaccrual loans, end of period	$86,947	$81,249	$80,548	$66,515	$68,178	$60,259	$79,696	$72,722

Individually evaluated nonaccrual commercial loan portfolio information (period end):
Unpaid principal balance	$60,673	$57,939	$64,890	$51,664	$58,158	$47,564	$68,639	$57,609
Prior charge-offs	206	277	4,682	4,740	5,009	2,349	1,775	624
Remaining principal balance	60,467	57,662	60,208	46,924	53,149	45,215	66,864	56,985
Specific reserves	5,119	4,424	3,041	739	1,299	4,983	3,566	1,574
Book value, after specific reserves	$55,348	$53,238	$57,167	$46,185	$51,850	$40,232	$63,298	$55,411

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			NINE MONTHS ENDED
(in thousands, except share and per share data)	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net interest income	$140,743	$138,857	$111,017	$405,380	$324,385
less purchase accounting accretion	2,342	2,147	164	5,301	507
less interest income on former Vision Bank relationships	—	—	5	396	2,030
Net interest income - adjusted	$138,401	$136,710	$110,848	$399,683	$321,848

(Recovery of) provision for credit losses	$(964)	$4,575	$4,030	$6,283	$7,639
less recoveries on former Vision Bank relationships	—	—	(3)	(7)	(1,817)
(Recovery of) provision for credit losses - adjusted	$(964)	$4,575	$4,033	$6,290	$9,456

Other income	$36,638	$39,540	$30,574	$109,906	$88,506
less gain on sale of debt securities, net	—	—	—	1,084	—
less impact of strategic initiatives	—	148	778	148	(118)
less merger-related losses related to First Citizens acquisition	(295)	—	—	(295)	—
less Vision related OREO valuation adjustments, net	1,257	—	—	1,561	(229)
less other income related to former Vision Bank relationships	—	—	325	(202)	328
Other income - adjusted	$35,676	$39,392	$29,471	$107,610	$88,525

Other expense	$107,544	$100,960	$79,463	$313,663	$236,604
less intangible asset amortization	1,937	2,072	248	5,288	795
less merger-related expenses related to First Citizens acquisition	6,658	4,118	—	26,250	—
less impact of strategic initiatives	—	(71)	—	291	—
less purchase accounting amortization	34	36	—	90	—
less direct expenses related to collection of payments on former Vision Bank loan relationships	130	—	—	324	515
Other expense - adjusted	$98,785	$94,805	$79,215	$281,420	$235,294

Tax effect of adjustments to net income identified above (i)	$1,146	$811	$(216)	$5,091	$(635)

Net income - reported	$56,932	$58,752	$47,158	$157,371	$137,434
Net income - adjusted (h)	$61,241	$61,801	$46,347	$176,523	$135,044

Diluted earnings per common share	$3.13	$3.23	$2.92	$8.77	$8.48
Diluted earnings per common share, adjusted (h)	$3.37	$3.40	$2.87	$9.84	$8.33

Annualized return on average assets (a)(b)	1.77%	1.84%	1.83%	1.69%	1.82%
Annualized return on average assets, adjusted (a)(b)(h)	1.91%	1.94%	1.80%	1.89%	1.78%

Annualized return on average tangible assets (a)(b)(e)	1.81%	1.89%	1.86%	1.73%	1.85%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.95%	1.99%	1.83%	1.94%	1.81%

Annualized return on average shareholders' equity (a)(b)	12.92%	13.69%	14.19%	12.48%	14.21%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	13.89%	14.40%	13.95%	14.00%	13.96%

Annualized return on average tangible equity (a)(b)(c)	15.61%	16.60%	16.19%	15.01%	16.26%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	16.79%	17.46%	15.91%	16.84%	15.97%

Efficiency ratio (g)	60.25%	56.30%	55.85%	60.51%	57.03%
Efficiency ratio, adjusted (g)(h)	56.39%	53.55%	56.18%	55.14%	57.06%

Annualized net interest margin (g)	4.84%	4.81%	4.72%	4.82%	4.70%
Annualized net interest margin, adjusted (g)(h)	4.76%	4.73%	4.71%	4.75%	4.66%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended September 30, 2026, June 30,, 2026, and September 30, 2025 and the nine months ended September 30, 2026 and September 30, 2025, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
AVERAGE SHAREHOLDERS' EQUITY	$1,748,647	$1,721,078	$1,318,277	$1,685,535	$1,293,035
Less: Average goodwill and other intangible assets	301,740	301,545	162,400	283,634	162,666
AVERAGE TANGIBLE EQUITY	$1,446,907	$1,419,533	$1,155,877	$1,401,901	$1,130,369

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	September 30, 2026	June 30, 2026	September 30, 2025
TOTAL SHAREHOLDERS' EQUITY	$1,712,960	$1,726,576	$1,331,821
Less: Goodwill and other intangible assets	303,382	300,986	162,237
TANGIBLE EQUITY	$1,409,578	$1,425,590	$1,169,584

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
AVERAGE ASSETS	$12,751,094	$12,787,409	$10,236,065	$12,463,165	$10,120,742
Less: Average goodwill and other intangible assets	301,740	301,545	162,400	283,634	162,666
AVERAGE TANGIBLE ASSETS	$12,449,354	$12,485,864	$10,073,665	$12,179,531	$9,958,076

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2026	June 30, 2026	September 30, 2025
TOTAL ASSETS	$12,646,245	$12,677,010	$9,862,068
Less: Goodwill and other intangible assets	303,382	300,986	162,237
TANGIBLE ASSETS	$12,342,863	$12,376,024	$9,699,831

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Interest income	$173,854	$172,327	$138,952	$500,958	$407,648
Fully taxable equivalent adjustment	1,119	933	685	3,037	1,967
Fully taxable equivalent interest income	$174,973	$173,260	$139,637	$503,995	$409,615
Interest expense	33,111	33,470	27,935	95,578	83,263
Fully taxable equivalent net interest income	$141,862	$139,790	$111,702	$408,417	$326,352

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income	$56,932	$58,752	$47,158	$157,371	$137,434
Plus: Income taxes	13,869	14,110	10,940	37,969	31,214
Plus: (Recovery of) provision for credit losses	(964)	4,575	4,030	6,283	7,639
Pre-tax, pre-provision net income	$69,837	$77,437	$62,128	$201,623	$176,287

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, accruing individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com